EXHIBIT 32.1/32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Acro Biomedical Co., Ltd. (the “Company”) on Form 10-Q for period ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof, I, Yu-Ting, Su, chief executive officer and chief financial officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2026	By:	/s/ Yu-Ting, Su
Yu-Ting, Su
Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)